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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of Robinson-Humphrey Annual Themes Series 1999

  We consent to the use of our report dated December 1, 1998, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                               /s/ KPMG Peat Marwick LLP
                                          -------------------------------------

                                                  KPMG Peat Marwick LLP

New York, New York
December 1, 1998